UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2005

Sunstone Hotel Investors, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32319	20-1296886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

903 Calle Amanecer, Suite 100 San Clemente, California	92673
(Address of Principal Executive Office)	(Zip Code)

(949) 369-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

In connection with our Registration Statement on Form S-3, which is being filed simultaneously with or immediately after this Form 8-K, for the offering for resale from time to time of up to 8,642,927 shares of common stock and 4,102,564 shares of series C cumulative convertible redeemable preferred stock, and for purposes of incorporation by reference therein, Sunstone Hotel Investors, Inc., (the “Registrant”) has filed herewith as Exhibit 99.1 to this Form 8-K the Financial Statements and Supplementary Data.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibit No.	Description

	23.1	Consent of PricewaterhouseCoopers LLP

	23.2	Consent of PricewaterhouseCoopers LLP

	23.3	Consent of KPMG LLP

	99.1	Financial Statements and Supplementary Data

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunstone Hotel Investors, Inc.

Date: October 26, 2005	By:	/S/ JON D. KLINE
Jon D. Kline Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP

23.2	Consent of PricewaterhouseCoopers LLP

23.3	Consent of KPMG LLP

99.1	Financial Statements and Supplementary Data